SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 22, 2001

                           Paramark Enterprises, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   0-23026                 22-3261564
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(State or other jurisdiction     (Commission File          (I.R.S. Employer
     of incorporation)                Number)              Identification No.)

                 167 Main Street, Hackensack, New Jersey 07601
                 ---------------------------------------------
               (Address of principal executive offices/Zip Code)

Former name, former address, and former fiscal year, if changed since last report:

                   1 Harmon Plaza, Secaucus, New Jersey 07094

Forward Looking Statements

      When used in this document, the words or phrases "will likely result", "are expected to", "will continue", "is anticipated", "estimate", "projected", "intends to" or similar expressions are intended to identify "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, including but not limited to Paramark Enterprises, Inc.'s (the "Company") history of losses and cash flow deficit; lack of liquidity; volatility of market price of common stock and warrants; possible adverse effect of penny stock rules and liquidity of the Company's securities; dividend policy; and control by directors and executive officers, that could cause the Company's actual results to differ materially from historical earnings and those presently anticipated or projected. Such factors, which are discussed in "Risk Factors", "Business" and "Management's Discussion and Analysis of Financial Conditions and Results of Operations" and the notes to consolidated financial statements contained in the Annual Report on Form 10-K (the "Form 10-K"), could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods expressed in the Form 10-K. As a result, potential investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date made. See "Risk Factors" "Business" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Form 10-K.

Item 1. Change in Control

      As previously reported on a Current Report on Form 8-K dated August 22, 2001, on August 22, 2001, the Company completed the sale of 500,000 shares of the Company's common stock in a privately negotiated transaction for a purchase price of $30,000 to investors, Paul, Matthew and Marc Lovito (the "Lovitos") pursuant to an Agreement dated August 22, 2001 between the Company, the Lovitos, Charles N. Loccisano, the Chairman of the Company and Alan Gottlich, the President and Chief Financial Officer of the Company (the "Agreement"). The cash consideration used to fund the purchase came from the Lovitos personal funds. See Current Report on Form 8-K dated August 22, 2001 which describes the terms of the Agreement. As of August 22, 2001, the Lovitos owned 12.9% of the Company's outstanding common stock.

      Pursuant to the Agreement, on September 22, 2001, the Company's current officers and directors, Charles Loccisano, Alan Gottlich, Philip Friedman and Paul Begun, resigned and were replaced by the Lovitos on the board. In addition, on September 26, 2001, Paul Lovito became the Chairman, President and Chief Executive Officer replacing Alan Gottlich and Charles Loccisano. Marc Lovito became Vice President and Secretary replacing Alan Gottlich, and Matthew Lovito became the Company's Treasurer and Chief Financial Officer replacing Alan Gottlich. As a result of this change in the board of directors and management, a change in control was deemed to occur.

      The Company will seek to become a diversified holding company with a primary focus on providing corporate financial consulting services to various business entities and the acquisition, management, sale and lease of real estate. The Company will also seek to enhance shareholder value through the acquisition of and spinning off to shareholders various private companies. No assurance can be given as to whether or in what form the acquisition and spin off of these companies will occur.


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

Item 7. Financial Statements and Exhibits

      (a)   Financial Statements of business acquired.

            None.

      (b)   Pro-forma Financial Information.

            None.

      (c)   Exhibits.

            The following exhibits are filed herewith:

  S-K Item
   Number    Description
   ------    -----------

    99.1     Press Release dated August 23, 2001 (Incorporated by Reference from
             Exhibit 99.1 of the Form 8-K dated August 22, 2001)

    99.2 Amended and Restated Agreement dated August 22, 2001 among Paramark Enterprises, Inc., the Lovitos, Charles N. Loccisano, and Alan Gottlich (Incorporated by Reference from Exhibit 99.2 of the Form 8-K dated August 22, 2001)


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

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PARAMARK ENTERPRISES INC.


Date: September 26, 2001            By:  /s/ Matthew J. Lovito
                                         ---------------------------------------
                                         Matthew J. Lovito, Treasurer and Chief
                                         Financial Officer


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

                                 EXHIBIT INDEX

  S-K Item
   Number    Description
   ------    -----------

    99.1     Press Release dated August 23, 2001 (Incorporated by Reference from
             Exhibit 99.1 of the Form 8-K dated August 23, 2001)

    99.2 Amended and Restated Agreement dated August 22, 2001 among Paramark Enterprises, Inc., the Lovitos, Charles N. Loccisano, and Alan Gottlich (Incorporated by Reference from Exhibit 99.2 of the Form 8-K dated August 23, 2001)


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